1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2004

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act

      (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

      (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)	Election of Director

On October 4, 2004, Kelly Services, Inc. issued a press release announcing the election of Donald R. Parfet as a director of Kelly Services, Inc., which is attached as Exhibit 99.1 hereto and incorporated by reference.

(1)	The name of the newly elected director and the date of election:

Name: Donald R. Parfet

Date of Election: October 1, 2004

(2)	A brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director:

None.

(3)	The committees of the board of directors to which the new director has been, or at the time of this disclosure is expected to be, named:

It is expected that Mr. Parfet will be appointed to each of the Registrant’s standing committees, which are the Audit, Compensation and Corporate Governance and Nominating Committees.

(4)	The information required by Item 404(a) of Regulation S-K or Item 404(a) of Regulation S-B, as applicable (17 CFR 229.404(a) or 228.404(a), respectively):

Not Applicable.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release dated October 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: October 6, 2004

/s/ Daniel T. Lis

Daniel T. Lis

Vice President,

General Counsel

and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 4, 2004